SIXTH  AMENDMENT TO CREDIT AGREEMENT

          THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made as of the 1st day of July, 1999, among KEMET CORPORATION, a Delaware corporation (the "Borrower"); WACHOVIA BANK, N.A. as Agent (successor by merger to Wachovia Bank of Georgia, N.A. and hereinafter referred to as the "Agent") under the Credit Agreement (as herein defined) and the BANKS named in the Credit Agreement.

Background:

          The Borrower, the Agent and the Banks have entered into a certain Credit Agreement dated as of October 18, 1996, as amended by a First Amendment to Credit Agreement dated as of August 30, 1997, as further amended by a Second Amendment to Credit Agreement dated as of March 31, 1998, as further amended by a Third Amendment to Credit Agreement dated as of September 9, 1998 and as further amended by a Fourth Amendment to Credit Agreement dated as of December 31, 1998 and as further amended by a Fifth Amendment to Credit Agreement dated as of June 30, 1999 (as amended, the "Credit Agreement").

          The Borrower, the Agent and the Banks wish to further amend the Credit Agreement in certain respects, as hereinafter provided.

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1. Definitions. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings assigned to them in the Credit Agreement.

          SECTION 2. Amendment. Section 1.01 of the Credit Agreement is hereby amended restated by deleting the definition of "Significant Subsidiaries" in its entirety and inserting in place thereof the following:

     "Significant Subsidiaries" means (a) KRC, (b) the Domestic Significant Subsidiaries listed on Schedule 4.08B and the Foreign Significant Subsidiaries listed on Schedule 4.08C, and (c) on any date any Subsidiary of the Borrower which has either (i) Total Assets on the last day of the Fiscal Quarter most recently ended equal to or greater than 10% of Consolidated Total Assets on the last day of the Fiscal Quarter most recently ended, (ii) Operating Profits for the period of 4 consecutive Fiscal Quarters most recently ended prior to such date equal to or greater than 10% of Consolidated Operating Profits for such period of 4 consecutive Fiscal Quarters, or (iii) gross revenues for the period of 4 consecutive Fiscal Quarters most recently ended prior to such date equal to or greater than 10% of gross revenues of the Borrower and its Consolidated Subsidiaries for such period of 4 consecutive Fiscal Quarters; provided that (x) any Subsidiary of the Borrower that is a "foreign sales corporation" as defined in Section 922(a) of the code shall not be deemed to be a Significant Subsidiary and (u) KEMET de Mexico, S.A. de C.V. shall not be deemed to be a Significant Subsidiary unless it satisfies the criteria contained in clause (c)(i) or (c)(iii) of this definition, whether or not it satisfies clause (c)(ii).

<PAGE 2>

          SECTION 3. Conditions to Effectiveness. The effectiveness of this Amendment and the obligations of the Banks hereunder are subject to the following conditions, unless the Banks waive such conditions:

     (a) receipt by the Agent from each of the parties hereto of either (i) a duly executed counterpart of the Amendment signed by such party or (ii) a facsimile transmission stating that such party has duly executed a counterpart of this Amendment and sent such counterpart to the Agent;

     (b) the fact that the representations and warranties of the Borrower contained in Section 6 of this Amendment shall be true in all material respects on and as of the date hereof.

          SECTION 4. Waiver. The Agent and the Banks hereby waive any Default or Event of Default under the Agreement arising from Section 6.01(c) of the Agreement as a result of the violation of Section 5.21(b) of the Agreement by the failure of the Borrower to pledge the capital stock of KEMET de Mexico, S.A. de C.V. The waiver granted herein is effective only for the fiscal quarters ending March 31, 1999 and June 30, 1999 and is limited solely to the Default or Event of Default described in the immediately preceding sentence. The Agent and the Banks expressly reserve all of their rights and remedies with respect to any other present or future Default or Event of Default arising under the Agreement (whether or not related to the Default or Event of Default described in this Section 4).

      SECTION 5. No Other Amendments. Except for the amendment set forth above, the text of the Credit Agreement shall remain unchanged and in full force and effect. This Amendment is not intended to effect, nor shall it be construed as, a novation. The Credit Agreement and this Amendment shall be construed together as a single instrument and any reference to the "Agreement" or any other defined term for the Credit Agreement in the Credit Agreement, the Notes or any certificate, instrument or other document delivered pursuant thereto shall mean the Credit Agreement as amended hereby and as it may be amended, supplemented or otherwise modified hereafter.

     SECTION 6. Representations and Warranties. The Borrower hereby represents and warrants in favor of the Agent and the Banks as follows:

     (a) Following the effectiveness of the Amendment, no Default or Event of Default under the Credit Agreement has occurred and is continuing on the date hereof;

     (b) The Borrower has the corporate power and authority to enter into this Amendment and to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

     (c) This Amendment has been duly authorized, validly executed and delivered by one or more authorized officers of the Borrower and each of this Amendment and the Credit Agreement, as amended hereby constitutes the legal, valid and binding obligation of the Borrower enforceable
<PAGE 3>

against it in accordance with its terms; provided, that the enforceability of each of this Amendment and the Credit Agreement as amended hereby is subject to general principles of equity and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors' rights generally; and

     (d) The execution and delivery of this Amendment and the Borrower's performance hereunder and under the Credit Agreement as amended hereby do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower other than those which have already been obtained or given, nor be in contravention of or in conflict with the Articles of Incorporation or Bylaws of the Borrower, or the provision of any statute, or any judgment, order or indenture, instrument, agreement or undertaking, to which the Borrower is a party or by which its assets or properties are or may become bound.

     SECTION 7. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

     SECTION 8. Governing Law. This Amendment shall be deemed to be made pursuant to the laws of the State of Georgia with respect to agreements made and to be performed wholly in the State of Georgia and shall be construed, interpreted, performed and enforced in accordance therewith.

     SECTION 9. Effective Date. This Amendment shall become effective as of the date first set forth above, upon receipt by the Agent from each of the parties hereto of either a duly executed signature page from a counterpart of this Amendment or a facsimile transmission of a duly executed signature page from a counterpart of this Amendment, signed by such party. <PAGE 4>


IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal by their respective authorized officers as of the day and year first above written.


BORROWER:

                                                                        KEMET
CORPORATION


                                                                        By:
/S/   D. R. Cash       [SEAL]
                                                                        Title:
Senior Vice President-Administration
                                                                        and
Treasurer









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WACHOVIA BANK, N.A. (successor by merger
                                                                        to
Wachovia Bank of Georgia, N.A. and Wachovia
                                                                        Bank
of South Carolina, N.A. and formerly known
                                                                        as
Wachovia Bank of North Carolina, N.A.),
                                                                        as
Agent and as a Bank


                                                                        By:
/S/   Marshall Meier     [SEAL]
                                                                        Title:
Vice President







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                                                                       ABN
AMRO BANK N.V. ATLANTA AGENCY,
                                                                       as
Co-Agent and Bank


                                                                       By:
/S/   Bruce W. Swords          [SEAL]

Title:     Vice President







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SUNTRUST BANK, ATLANTA


                                                                        By:
/S/   John Frazer       [SEAL]
                                                                        Title:
Vice President











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                                                                        FIRST
UNION NATIONAL BANK   (formally
                                                                        known
as First Union National Bank of South Carolina)


                                                                        By:
/S/   Douglas T. Davis     [SEAL]
                                                                        Title:
Vice President








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                                                                        BANK
OF AMERICA NT & SA


                                                                        By:
/S/   Kevin McMahon     [SEAL]
                                                                        Title:
Managing Director








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